LVIP Delaware Foundation® Moderate Allocation Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2013
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2013, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Delaware Foundation® Moderate Allocation Fund (the “Fund”) is to seek capital appreciation with current income as a secondary objective.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (fees that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1 fees)	None	0.25%
Other Expenses	0.25%	0.25%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%
Total Annual Fund Operating Expenses (including AFFE)[1]	1.02%	1.27%
Less Fee Waiver and Expense Reimbursement[2]	(0.27%)	(0.27%)
Total Annual Fund Operating Expenses (After Fee Waiver and Expense Reimbursement)	0.75%	1.00%
1 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
2 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.10% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.73% of the Fund’s average daily net assets for the Standard Class (and 0.98% for the Service Class). Both agreements will continue at least through April 30, 2014 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
LVIP Delaware Foundation® Moderate Allocation Fund	1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 77	$298	$537	$1,223
Service Class	$102	$376	$671	$1,510
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year end, the Fund’s portfolio turnover rate was 161% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “target risk fund,” which bases its asset allocation around a level of risk consistent with the Fund's investment objective. The Fund invests in a diversified portfolio of securities of different asset classes and investment styles as it strives to attain its objective. By allocating the investments across several different asset classes and investment styles, the Fund offers broad diversification while seeking to achieve its investment objective.
The following table shows the target allocation and allowable ranges (based on percentage of net assets) that the Fund expects to invest in for each asset class. Allocations for each asset class may vary within the allowable ranges from the target percentages set for the Fund.
	LVIP Delaware Foundation® Moderate Allocation Fund
Asset Class	Target Allocation	Ranges
U.S. Equity	30%	10-40%
International Equity	22.5%	10-40%
Emerging Markets	7.5%	0-15%
Global Real Estate	0%	0-15%
Fixed-Income	38%	20-50%
Cash Equivalents	2%	0-15%
An active allocation approach is used when selecting investments for the Fund. The sub-adviser has the flexibility to determine the level of investment in each asset class within the allowable range. Within each asset class, the sub-adviser has flexibility to select the approximate investment styles for investment. Descriptions of the primary investment styles utilized for the Fund within each asset class are listed below:
U.S. Equity Large Cap Core: large-sized companies evaluated based on both growth potential and value.
U.S. Equity Mid and Large Cap Growth: medium and large-sized companies expected to grow faster than the U.S. economy.
U.S. Equity Large Cap Value: large-sized companies believed to be undervalued with long-term capital appreciation potential.
International Equity Value: equity securities in any foreign country believed to be undervalued with capital appreciation potential.
International Equity Growth: equity securities in any foreign country believed to provide growth potential (includes exchange traded funds).
Emerging Markets: stocks of companies from an emerging market country with economies believed to be developing strongly.
Global Real Estate: securities issued by U.S. and non-U.S companies in the real estate sector.
Fixed Income (bonds and cash equivalents): fixed income securities principally among the U.S. investment grade, U.S. high yield international developed markets and emerging markets sectors. The sub-adviser may invest up to 50% of the assets allocated to this investment sleeve in high yield bonds (“junk bonds”).
2	LVIP Delaware Foundation® Moderate Allocation Fund

Futures and Foreign Currency Transactions: With respect to the international equity, emerging markets and fixed income asset classes, the Fund may invest in futures and closing transactions related thereto. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market the Fund's cash, short-term debt securities, and other money market instruments at times when the Fund's assets are not fully invested. The Fund may not engage in such transactions to the extent that obligations resulting from these activities, in the aggregate, exceed 25% of its assets. In addition, the Fund may enter into futures contracts and enter into closing transactions with respect to such contracts to hedge or “cross hedge” the currency risks associated with its investments.
Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of fund transactions and to minimize currency value fluctuations. The Fund may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated.
Principal Risks
All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio securities may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Growth Stocks Risk. Growth stocks, due to their relatively high valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their estimated value, and may even go down in price.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities. A fund with a longer average portfolio maturity or duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio maturity or duration.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations.
•	Call Risk. Call risk is the risk that a bond issuer will redeem its callable bonds before they mature. Call risk is greater during periods of falling interest rates because the bond issuer can call the debt and reissue the debt at a lower rate.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as high yield bonds (“junk bonds”), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.
•	Foreign Securities Risk. Foreign securities have additional risks that are not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign stocks include the risk of loss from foreign government or political actions. Investing in foreign securities may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates.
•	Geographic Concentration Risk. Geographic concentration risk is the risk that the market, currency, economic, political, regulatory, geopolitical, or other conditions in the specific countries or regions in which a fund concentrates its investments could be more volatile than those of more geographically-diversified funds.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to
LVIP Delaware Foundation® Moderate Allocation Fund	3

changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments that are “leveraged” may magnify or otherwise increase investment losses.
•	Real Estate and REIT Risk. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. Information has also been included for the Moderate Composite, which is an unmanaged index compiled by LIA, the Fund's adviser, and is constructed as follows: 38% Barclays U.S. Aggregate Bond Index, 13.5% MSCI EAFE Value Index (net dividends), 9% Russell 1000 Growth Index, 9% Russell 1000 Value Index, 9% MSCI EAFE Growth Index (net dividends), 7.5% Russell 1000 Index, 7.5% MSCI Emerging Markets Index (net dividends), 4.5% Russell 2000 Index, and 2% Citigroup 3-month T-Bill Index. The Moderate Composite shows how the fund's performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. Effective June 15, 2009, the Fund changed its investment strategy in connection with a reorganization where shareholders of the Delaware VIP Balanced Series became shareholders of the Fund. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the third quarter of 2009 at: 13.18%.
The fund's lowest return for a quarter occurred in the third quarter of 2011 at: (10.62%).
	Average Annual Total Returns For periods ended 12/31/12
	1 year	5 years	10 years
LVIP Delaware Foundation® Moderate Allocation Fund–Standard Class	11.30%	3.06%	5.89%
LVIP Delaware Foundation® Moderate Allocation Fund–Service Class	11.03%	3.12%	5.79%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	16.00%	1.66%	7.10%
Moderate Composite (reflects no deductions for fees, expenses or taxes)	11.99%	2.66%	7.93%
4	LVIP Delaware Foundation® Moderate Allocation Fund

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Delaware Management Company
Portfolio Managers	Company Title	Experience w/Fund
Michael J. Hogan	Executive Vice President, Chief Executive Officer and Head of Equity Investments	Since June 2009
Paul Grillo	Senior Vice President and Senior Portfolio Manager	Since June 2009
Sharon Hill	Vice President and Senior Portfolio Manager	Since June 2009
Francis X. Morris	Senior Vice President and Chief Investment Officer - Core Equity	Since June 2009
Babak (Bob) Zenouzi	Senior Vice President and Senior Portfolio Manager	Since June 2009
Purchase and Sale of Fund Shares
The Fund sells its shares to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in variable accounts that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) that are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
LVIP Delaware Foundation® Moderate Allocation Fund	5